EXHIBIT 32.2

Certification of Michael J. Ruane
Required by Rule 13a-14(b) or Rule 15d-14(b) and
Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.(S) 1350, as adopted), I, Michael J. Ruane, Chief Financial Officer of SunGard Data Systems Inc. (the “Company”), hereby certify that to my knowledge:

1.          The Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2003 (the “Periodic Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.          The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 13, 2003

/s/ MICHAEL J. RUANE

Michael J. Ruane Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to SunGard Data Systems Inc. and will be retained by SunGard Data Systems Inc. and furnished to the Securities and Exchange Commission or its staff upon request.